PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity II

Supplement to Prospectus Dated May 1, 2008

Supplement dated December 16, 2008

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement updates certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to describe a tax-related development that, among other thing affects an annuity held within an arrangement qualifying under Section 403(b) of the Internal Revenue and to reflect the addition of sub-advisors for the Variable Investment Options within your Annuity. We summarize the changes below and then indicate how the pertinent portion of the Prospectus is amended to reflect the change.

The changes are as follows:

1.	The definition of “Good Order” in the Glossary has been changed.

2.	The Variable Investment Options chart has been revised to reflect the addition of sub-advisors.

3.	A paragraph was added to the “The Suspension of Payments or Transfers” section.

4.	The paragraph titled “Special Considerations Regarding Exchanges Involving 403(b) Arrangements” was replaced.

PROSPECTUS CHANGES

I.    Glossary

In the Glossary of the Prospectus, the defined term “Good Order” is deleted in its entirety and replaced with the following:

An instruction received at the Prudential Retirement Service Center, utilizing such forms, signatures and dating, as we require which is sufficiently clear that we do not need to exercise any discretion to follow such instructions and which has been confirmed by [the Contract Owner or your employer] if required.

II.    Section 2, “What Investment Options Can I Choose?”

In Section 2 page, the table of Variable Investment Options is revised to reflect to addition of sub-advisors for the Variable Investment Options under the column entitled “Portfolio Advisor”.

1.	AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio)

The column entitled “Portfolio Adviser” is revised to reflect the addition of First Quadrant, L.P. and AlphaSimplex Group, LLC as sub-advisors to the Portfolio.

2.	AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio)

The column entitled “Portfolio Adviser” is revised to reflect the addition of Jennison Associates LLC and Prudential Investment Management, Inc. as sub-advisors to the Portfolio.

3.	AST Capital Growth Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio

The column entitled “Portfolio Adviser” is revised to reflect the addition of Quantitative Management Associates, LLC, Jennison Associates LLC and Prudential Investment Management, Inc. as sub-advisors to each Portfolio.

III.    Section 8, Suspension of Payments or Transfers

In Section 8 entitled “Suspension of Payments and Transfers”, page 43, the following paragraph is added after the last bulleted item:

We may also suspend any payment in order to obtain information that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable.

IV.    Section 9, Special Considerations Regarding Exchanges Involving 403(b) Arrangements

In the Section 9 page 37 of the Prospectus, the paragraph entitled “Special Considerations Regarding Exchanges Involving 403(b) Arrangements” is deleted and replaced in its entirety with the following:

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the “gap period”). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, we are pursuing more IRS guidance on this issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor. After 2008, we intend to accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. After 2008, we intend to make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.